--------------------------------------------------------------------------------

DIRECTORS                                               OFFICERS
Barton M. Biggs                                         Stefanie V. Chang
CHAIRMAN OF THE BOARD                                   VICE PRESIDENT
Chairman and Director, Morgan Stanley Asset Management  Harold J. Schaaff, Jr.
Inc. and Morgan Stanley                                 VICE PRESIDENT
Asset Management Limited; Managing                      Joseph P. Stadler
Director, Morgan Stanley & Co. Incorporated             VICE PRESIDENT
Michael F. Klein                                        Valerie Y. Lewis
DIRECTOR AND PRESIDENT                                  SECRETARY
Principal, Morgan Stanley Asset Management Inc. and     Karl O. Hartmann
Morgan Stanley & Co. Incorporated                       ASSISTANT SECRETARY
John D. Barrett II                                      Joanna M. Haigney
Chairman and Director,                                  TREASURER
Barrett Associates, Inc.                                Rene J. Feuerman
Gerard E. Jones                                         ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
River Road Partners
Samuel T. Reeves
Chairman of the Board and Chief Executive Officer,
Pinacle L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Plastics Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

--------------------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
--------------------------------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

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For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                             ASIAN EQUITY PORTFOLIO
                              FIRST QUARTER REPORT
                                 MARCH 31, 1998

LETTER TO SHAREHOLDERS
-------

The investment objective of the Asian Equity Portfolio is to seek long-term capital appreciation by investing primarily in equity securities which are traded on recognized exchanges of Hong Kong, Singapore, Malaysia, Thailand, Indonesia and the Philippines. The Portfolio may also invest in equity securities traded on markets in Taiwan, South Korea, India, Pakistan, Sri Lanka and other Asian developing markets which are open for foreign investment. The Portfolio does not intend to invest

PERFORMANCE   COMPARED  TO  THE  MORGAN  STANLEY  CAPITAL  INTERNATIONAL  (MSCI)
ALL-COUNTRY FAR EAST FREE EX-JAPAN INDEX(1)
----------------------------------------------------

                                      TOTAL RETURNS(2)
                           ---------------------------------------
                                               AVERAGE    AVERAGE
                                               ANNUAL     ANNUAL
                                       ONE      FIVE       SINCE
                             YTD      YEAR      YEAR     INCEPTION
                           -------   -------   -------   ---------
PORTFOLIO--CLASS A.......     0.32%   -45.60%    -2.18%       4.05%
PORTFOLIO--CLASS B.......     0.43    -45.71       N/A      -24.49
INDEX--CLASS A...........     9.21    -37.85      0.57        5.11
INDEX--CLASS B...........     9.21    -37.85       N/A      -17.57

1. The MSCI All-Country Far East Free ex-Japan Index is an unmanaged index of common stocks and includes Indonesia, Hong Kong, Malaysia, the Philippines, Korea, Singapore, Taiwan and Thailand (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI ALL-COUNTRY FAR EAST FREE EX-JAPAN INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.
in securities which are principally traded in Japan or in companies organized under the laws of Japan.

For the three months ended March 31, 1998, the Portfolio had a total return of 0.32% for the Class A shares and 0.43% for the Class B shares compared to a total return of 9.21% for the Morgan Stanley Capital International (MSCI) All-Country Far East Free ex-Japan Index (The "Index.") For the one year ended March 31, 1998, the Portfolio had a total return of -45.60% for the Class A shares and -45.71% for the Class B shares compared to -37.85% for the Index. For the five-year period ending March 31, 1998, the average annual total return for Class A was -2.18% compared to 0.57% for the Index. From inception on July 1, 1991 to March 31, 1998, the average annual total return of Class A was 4.05% compared to 5.11% for the Index. From inception on January 2, 1996 to March 31, 1998 the average annual total return of Class B was -24.49% compared to -17.57% for the Index.

The devastating slide which haunted the Asian markets in the second half of 1997 was finally reversed in the first quarter of 1998, with the regional MSCI All-Country Far East Free ex-Japan Index climbing 9.8% in the quarter. Although this gain pushed the Index to 318.1, it is strong evidence of the size of the Asian collapse that it is the same level which the Index traded at almost five years ago in the second quarter of 1993.

The region wide Index masked a vast disparity between the performance of individual markets. Four of the nine countries covered by the MSCI All-Country Far East Free ex-Japan Index rose by over 30%, led by Korea (+59.1%) and Thailand (+43.4%), two of the worst performing markets over the last two years. Malaysia (+33.9%) and the Philippines (+34.9%) also demonstrated strong performances. Indonesia by contrast actually fell -11.2%, while Hong Kong and Singapore managed minor positive returns of 1.0% and 2.1%, respectively.

Although many of the problems which triggered the Asian financial crisis still abound, it appears that both the equity and currency markets have stabilized. In Thailand, Korea and the Philippines, announcements of IMF agreements are finally being followed, albeit with varying levels of concrete action. This has lent considerable strength to markets throughout the region. Sharp appreciations in many of the regional currencies, most notably the baht whose depreciation triggered the crisis, has renewed the confidence of international investors flooding into Asia.

Despite this strong regional performance, we remain cautious of the markets' ability to continue a rapid rise, at least in the short term. We are especially wary of the banking shares, which dominate many of the exchanges. Much of the bad news regarding corporate bankruptcy is still to emerge, and when combined with the collapse of loan growth, many banks are likely to see their non-performing loans as a percentage of total assets skyrocket. It will be a difficult path to steer for banks throughout the region, and those that do survive will require massive amounts of re-capitalization. The dilutive effects of this exercise will make it very difficult for any regional bank to post strong performance even in the medium term, with solid profits at least 3-4 years away. Property shares are also likely to suffer, with huge oversupply forcing further corrections in property prices.

On a country by country basis, weaknesses in the banking and property sectors will obviously have a negative impact on the Hong Kong market. The maintenance of the Hong Kong dollar peg to the U.S. dollar has buoyed confidence in the Hong Kong government, but the consequent loss of competitiveness versus its neighbors is likely to lead to intense asset deflation as the prices of the world's most expensive property are forced down to reasonable levels. Furthermore, the Chinese economy continues to slow down. Though official figures are sketchy, secondary evidence such as electricity consumption leads to the conclusion that Chinese growth will be far below the targeted 9%. Immense debt problems in the Chinese banking sectors will also retard development, and the net result on Hong Kong as a gateway to the world's biggest market should suffer accordingly. The Portfolio will concentrate on stocks with a strong and dependable cash flow such as utilities, which should continue to perform as other portions of the economy weaken.

Similarly, our outlook for the Singapore market is generally pessimistic. We are wary of the banking stocks which dominate the exchange, due to their large exposure to other regional economies as well as the lack of transparency which clouds any detailed analysis of the sector. The Portfolio will concentrate on certain electronics companies which supply international companies in growth areas.

Following their recent gains, the Portfolio is also likely to rotate out of Korea and Thailand. Both countries enjoyed very positive developments during the quarter; Korea successfully completed key discussions with its labor unions, while Thailand basked in the afterglow of the abolition of its foreign currency controls as well as the increasing powerbase of its new prime minister. Although these developments are very positive for the economies, the ensuing rapid increases in both the equity and currency markets appear to be over-stretched, and we will look to take profits in order to rotate into other, less successful markets.

One such market is likely to be Indonesia, which has borne the worst of the currency crisis as the rupiah depreciated by as much as 80% from its prevailing level of the year before. Though it continues to play a dangerous game of 'chicken' with the IMF, we feel that in the end the country will have little choice but to implement the key reforms the IMF has demanded. At its lowest levels, the currency appears to have priced in the risk of an ignition of hyperinflation, and a number of solid companies trade at bombed out valuations.

Taiwan also will likely command increased attention from the Portfolio, though it has been the best performing East Asian market over the year. Huge foreign reserves as well as a stable currency have enabled Taiwan to emerge from the regional crisis relatively intact, and it should continue to enjoy strong growth relative to its neighbors. Its economy has a diversified base of world competitive electronics companies, whose ties with MNCs will continue to allow certain Taiwanese companies to enjoy enviable growth.

Furthermore, the Portfolio is likely to overweight India which has separated itself from the East Asian conflagration in the minds of most investors. Still in the early stages of development, it has developed few of the economic excesses which cut down the more advanced Asian economies, and there is little rationale for the belief it will fall into a similar trap. The equity market itself has traded sideways for the last four years, while companies have taken substantial charges to restructure their operations. As those efficiency improvements begin to take effect, rapid earnings growth should lead to increased share prices.

On a stock specific basis, the Portfolio will continue to emphasize stocks of well run companies which are in non-financial businesses and whose management has consistently achieved high returns on equity. Companies with irreplaceable franchises, world competitive technology and/or strong links with multinationals, as well as those which do not require external financing will increasingly trade at a premium to the market as the effect of the Asian financial crisis continues to impact the domestic economies of the Asian region. On a long term basis, these companies should have the capability and the opportunity to reap the eventual rewards of the bombed out Asian markets.

Vinod Sethi
PORTFOLIO MANAGER

April 1998

INVESTMENTS (UNAUDITED)
----------
MARCH 31, 1998

                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
COMMON STOCKS (96.1%)
 HONG KONG (32.9%)
      1,440,000    CLP Holdings Ltd.                    $   7,248
        196,400    HSBC Holdings pcl                        6,007
      2,681,000    Hong Kong & China Gas Co., Ltd.          4,498
        628,000    Hong Kong Electric Holdings Ltd.         2,156
      3,677,000    Hong Kong Telecommunications Ltd.        7,593
        798,000    Hutchison Whampoa Ltd.                   5,613
        747,000    Li & Fung Ltd.                           1,186
        932,000    Ng Fung Hong Ltd.                          908
        220,000    Television Broadcasts Ltd.                 579
                                                        ---------
                                                           35,788
                                                        ---------
 INDIA (7.1%)
        147,500    Bharat Heavy Electricals, Ltd.           1,333
          1,268    Castrol (India) Ltd.                        22
         31,000    Container Corp of India, Ltd.              330
         26,300    Hero Honda Motors Ltd.                     582
         32,000    Housing Development Finance Corp.,
                    Ltd.                                    2,575
          5,800    Reckitt & Coleman of India Ltd.             52
            550    Smithkline Beecham Pharmaceuticals
                    (India) Ltd.                                9
        158,050    State Bank of India                      1,112
         62,900    T.V.S. Suzuki Ltd.                         783
        129,980    Tata Engineering & Locomotive Co.,
                    Ltd.                                      964
                                                        ---------
                                                            7,762
                                                        ---------
 INDONESIA (2.4%)
         64,500    Bat Indonesia                              220
        253,500    Gudang Garam                               351
         11,900    Gulf Indonesia Resources Ltd.              214
        446,500    London Sumatra Indonesia                   141
      3,711,000    Mayora Indah                               311
        256,400    Unilever Indonesia                       1,334
                                                        ---------
                                                            2,571
                                                        ---------
 KOREA (6.0%)
         10,200    Hankuk Glass Industry Co., Ltd.            162
          8,085    LG Information & Communication
                    Ltd.                                      281
         22,020    Pohang Iron & Steel Co., Ltd.            1,212
          6,460    S1 Corp.                                   904
            298    SK Telecom Co. Ltd.                        168
         72,198    Samsung Electronics Co.                  3,805

                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
            100    Samsung Electronics Co. GDR,
                    Series 144A                         $       3
                                                        ---------
                                                            6,535
                                                        ---------
 MALAYSIA (8.3%)
        328,000    Carlsberg Brewery Malaysia Bhd           1,276
        434,000    Guinness Anchor Bhd                        713
        173,000    Hap Seng Consolidated Bhd                  236
        264,000    Nestle Malaysia Bhd                      1,461
        592,000    Petronas Gas Bhd                         1,573
        671,000    R.J. Reynolds Bhd                        1,232
        122,000    Rothmans of Pall Mall Malaysia Bhd       1,019
        341,000    Sime Darby Bhd                             381
        332,000    Telekom Malaysia Bhd                     1,146
                                                        ---------
                                                            9,037
                                                        ---------
 PAKISTAN (1.3%)
         36,100    Lever Brothers Pakistan Ltd.             1,187
         32,900    Shell Pakistan Ltd.                        216
                                                        ---------
                                                            1,403
                                                        ---------
 PHILIPPINES (3.9%)
         24,000    La Tondena Distillers Inc.                  19
      4,697,000    Music Corp.                              1,823
      6,997,000    SM Prime Holdings                        1,363
        637,000    San Miguel Corp., Class B                1,106
                                                        ---------
                                                            4,311
                                                        ---------
 SINGAPORE (10.1%)
         73,600    Creative Technology Ltd.                 1,656
        751,000    Natsteel Electronics Ltd.                1,460
        384,000    Parkway Holdings Ltd.                      861
        176,598    Singapore Press Holdings Ltd.            2,023
        745,000    Singapore Telecommunications Ltd.        1,310
        403,200    United Overseas Bank Ltd.
                    (Foreign)                               2,235
        375,000    Venture Manufacturing (Singapore)
                    Ltd.                                    1,393
                                                        ---------
                                                           10,938
                                                        ---------
  TAIWAN (20.2%)
        234,000    Asustek Computer, Inc.                   5,310
         14,300    Asustek Computer, Inc. GDR                 330
        165,000    Cathay Construction Corp.                  170
        168,000    China Development Corp.                    509
        730,398    Compal Electronics                       2,922
         48,000    Compeq Manufacturing Co., Ltd.             434
        178,000    Delpha Construction Co., Ltd.              330
        168,000    Delta Electronics, Inc.                    754

                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
 TAIWAN (CONTINUED)
      2,575,056    Far East Textile Ltd.                $   2,820
        369,000    Hon Hai Precision Industry               2,211
        352,740    Kuoyang Construction                       842
        203,000    Pou Chen Corp.                           1,068
        951,200    Siliconware Precision Industries
                    Co.                                     2,879
        282,000    Taiwan Semiconductor Manufacturing
                    Co.                                     1,390
                                                        ---------
                                                           21,969
                                                        ---------
 THAILAND (3.9%)
         85,500    Advanced Info Service PCL
                    (Foreign)                                 665
        211,000    BEC World PCL (Foreign)                  1,158
         53,000    Delta Electronics (Thailand) PCL
                    (Foreign)                                 703
        664,200    Eastern Water Resources
                    Development & Management PCL
                    (Foreign)                                 920
         39,500    Grammy Entertainment PCL (Foreign)         203
         20,000    Gss Array Technology PCL (Foreign)          91
        195,170    Thai Farmers Bank PCL (Foreign)            484
                                                        ---------
                                                            4,224
                                                        ---------
TOTAL COMMON STOCKS (Cost $103,036)                       104,538
                                                        ---------

 NO. OF RIGHTS
---------------
RIGHTS (0.0%)
 KOREA
            876    Housing & Commercial Bank, Korea
                    GDR (Cost $0)                               2
                                                        ---------
TOTAL FOREIGN SECURITIES (96.1%) (Cost $103,036)          104,540
                                                        ---------

  FACE AMOUNT
     (000)
---------------
SHORT-TERM INVESTMENT (3.6%)
 REPURCHASE AGREEMENT (3.6%)
$         3,885    Chase Securities, Inc. 5.60%,
                    dated 3/31/98, due 4/01/98, to be
                    repurchased at $3,886,
                    collateralized by U.S. Treasury
                    Notes, 6.250%, due 4/30/01,
                    valued at $4,054
                    (Cost $3,885)                           3,885
                                                        ---------
  FACE AMOUNT                                             VALUE
     (000)                                                (000)
---------------                                         ---------
FOREIGN CURRENCY (1.8%)
      HKD   518    Hong Kong Dollar                     $      67
    INR   8,340    Indian Rupee                               211
     IDR    604    Indonesian Rupiah                           --
     PKR  1,465    Pakistan Rupee                              33
     PHP    205    Philippine Peso                              5
     SGD     67    Singapore Dollar                            42
     KRW  8,681    South Korean Won                             6
     TWD 52,359    Taiwan Dollar                            1,593
                                                        ---------
TOTAL FOREIGN CURRENCY (Cost $1,964)                        1,957
                                                        ---------
TOTAL INVESTMENTS (101.5%) (Cost $108,885)                110,382
                                                        ---------
OTHER ASSETS AND LIABILITIES (-1.5%)
  Other Assets                                              8,034
  Liabilities                                              (9,702)
                                                        ---------
                                                           (1,668)
                                                        ---------
NET ASSETS (100%)                                       $ 108,714
                                                        ---------
                                                        ---------
CLASS A:
NET ASSETS                                              $ 106,616
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE
  Applicable to 11,272,702 outstanding $.001 par
  value shares (authorized 500,000,000 shares)
                                                            $9.46
                                                        ---------
                                                        ---------
CLASS B:
NET ASSETS                                                 $2,098
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE
  Applicable to 222,245 outstanding $.001 par
  value shares (authorized 500,000,000 shares)
                                                            $9.44
                                                        ---------
                                                        ---------

----------------------------------
GDR -- Global Depository Receipt
PCL -- Public Company Limited